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                                                                   EXHIBIT 10.19

                      EXECUTIVE STOCK PURCHASE AGREEMENT
                      ----------------------------------


     This Executive Stock Purchase Agreement (the "Agreement") is made as of
                                                   ---------
November 24, 1999 (the "Closing Date") between Panolam Industries Holdings,
Inc., a Delaware corporation ("Holdings") and Robert J. Muller, Jr. (the
                               --------
"Executive").
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     WHEREAS, the Executive and Holdings (the "Parties") and Panolam Industries
                                               -------
International, Inc., a Delaware corporation ("International") have entered into
                                              -------------
a certain Employment Agreement dated as of November 24, 1999 (the "Employment
                                                                   ----------
Agreement").
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     WHEREAS, pursuant to the Employment Agreement, the Executive has elected to purchase certain shares of Holdings' common stock.

     WHEREAS, the Parties and Panolam Acquisition Company, L.L.C., a Delaware limited liability company ("PAC") have entered into a certain Executive
                            ---
Stockholders' Agreement dated as of November 24, 1999 (the "Executive
                                                            ---------
Stockholders' Agreement"), which agreement sets forth certain rights and
-----------------------
obligations relating to, among other things, the shares of Holdings common stock being purchased by the Executive under this Agreement.

     NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

     1.   Purchase of Shares.  As of the date hereof, Holdings hereby sells to
          ------------------
the Executive, and the Executive hereby purchases from Holdings, 2,717.5 shares of Holdings' common stock, par value $.01 per share (the "Purchased Shares"),
                                                          ----------------
for a purchase price of $1,287.94 per share and an aggregate purchase price of $3,500,000. Promptly upon full execution of this Agreement by the Parties, (i) the Executive shall deliver to Holdings a promissory note (the "Executive
                                                                ---------
Note"), in substantially the form attached as Exhibit E to the Employment
----
Agreement, for the aggregate purchase price of the Purchased Shares, (ii) the Parties shall each execute a pledge agreement in substantially the form attached as Exhibit F to the Employment Agreement under which the Executive pledges the Purchased Shares to Holdings as security for his obligations under the Executive Note, and (iii) Holdings shall deliver to the Executive a copy of, and a receipt for, certificates representing the Purchased Shares.

     2.   Section 83(b) Election.  Within 30 days after the Executive purchases
          ----------------------
the Purchased Shares, he shall make an election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code in the form of Exhibit
                                                                        -------
A attached hereto and shall make a similar election with the State of
-
Connecticut.

     3.   Representations and Warranties of the Executive.  In connection with
          -----------------------------------------------
the purchase and sale of the Purchased Shares hereunder, the Executive represents and warrants to Holdings that:
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          (i)  The Purchased Shares are being acquired for the Executive's own account and not with a view to, or intention of, distribution thereof in violation of the 1933 Act or any applicable state securities laws, and the Purchased Shares will not be disposed of in contravention of the 1933 Act or any applicable state securities laws.

          (ii) The Executive is an "accredited investor" as defined under Rule 501(e)(2) of the 1933 Act and is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Purchased Shares.

          (iii) The Executive is able to bear the economic risk of his investment in the Purchased Shares for an indefinite period of time and understands that the Purchased Shares have not been registered under the 1933 Act, are being sold to the Executive in reliance on the exemption from 1933 Act registration provided under Section 4(2) of the 1933 Act, and cannot be sold or transferred by the Executive unless subsequently registered under the 1933 Act or an exemption from such registration is available.

          (iv) The Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Purchased Shares and has had full access to such other information concerning Holdings as he has requested. The Executive has reviewed, or has had an opportunity to review, a copy of the Purchase Agreement, and the Executive is familiar with the transactions contemplated thereby. The Executive has also reviewed, or has had an opportunity to review, the following documents: (A) Holdings' Certificate of Incorporation and Bylaws; (B) the loan agreements, notes and related documents with Holdings' senior lenders; and (C) Holdings' pro forma balance sheet dated as of September 30, 1999.

     4.   Acknowledgment by the Executive. As an inducement to Holdings to issue
          -------------------------------
the Purchased Shares and as a condition thereto, the Executive acknowledges and agrees that:

          (i) neither the issuance of the Purchased Shares to the Executive nor any provision contained herein shall entitle the Executive to remain in the employment of International, Holdings or any of their subsidiaries or affect the right of International and Holdings to terminate the Executive's employment at any time and for any reason; and

          (i) Holdings shall have no duty or obligation to disclose to the Executive, and the Executive shall have no right to be advised of, any material information regarding Holdings or its subsidiaries (including without limitation any financing, acquisition or going public plans or proposals or any projections or forecasts) at any time prior to, upon or in connection with any repurchase of Purchased Shares by Holdings.

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     5.   Compensatory Nature of Arrangement.  Holdings and the Executive
          ----------------------------------
acknowledge and agree that this Agreement has been executed and delivered, and the Purchased Shares have been issued hereunder, in connection with and as a part of the compensation and incentive arrangements among Holdings, International and the Executive.

     6.   Forfeiture of Shares.  In the event (i) that the Executive's
          --------------------
employment under the Employment Agreement is terminated (x) for "Cause" (as defined in, and determined in accordance with, the Employment Agreement) or (y) voluntarily by the Executive in a termination to which Section 9(e) of the Employment Agreement applies, and (ii) neither a "Qualified Public Offering" nor a "Sale of Holdings" (as such terms are defined in the Executive Stockholders' Agreement) has occurred as of the Termination Date, then (a) the Purchased Shares (and any securities received in respect of such Purchased Shares) shall, except to the extent that such Purchased Shares or securities have previously been "Transferred" pursuant to an exercise of "Tag-Along Rights," "Drag-Along Rights" or an "Approved Sale" (as such terms are defined in the Executive Stockholders' Agreement), be forfeited to Holdings and (b) the Promissory Note shall be canceled; provided that, if any portion of the Promissory Note has
                   -------- ----
already been repaid by application of the proceeds received pursuant to the exercise of Tag-Along Rights or Drag-Along Rights or in an Approved Sale, then Purchased Shares with an aggregate Fair Market Value equal to the amount outstanding under the Promissory Note shall be forfeited to Holdings.

     7.   Miscellaneous.  The following Sections of the Employment Agreement
          -------------
shall be deemed incorporated into this Agreement as if fully set forth herein, except that (A) all references to "the Company" shall be disregarded, (B) the term "Covered Claim" as used in Section 15 of the Employment Agreement shall be deemed to include only claims arising under or relating to this Agreement and
(C) all references to attached "forms of agreement" shall be disregarded:

          (i)    Section 13 (relating to assignments and transfers),

          (ii)   Section 14 (relating to representations),

          (iii)  Section 15 (relating to dispute resolution),

          (iv)   Section 16 (relating to notices),

          (v) Section 17(a) (the "integration clause"), which shall be deemed to include the Employment Agreement and the agreements forms of which are attached to the Employment Agreement,

          (vi)   Section 17(b) (relating to severability),

          (vii)  Section 17(c) (relating to amendments and waivers),

          (viii) Section 17(d) (relating to headings),

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

         (ix) Section 17(e) (second sentence only) (relating to the Executive's death or incompetence),

         (x)   Section 17(f) (relating to survival of provisions),

         (xi)  Section 17(j) (relating to governing law) and

         (xii) Section 17(k) (relating to counterparts).

     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

                                   THE EXECUTIVE



                                   ________________________________________
                                            Robert J. Muller, Jr.


                                   PANOLAM INDUSTRIES HOLDINGS, INC.


                                   By:   __________________________________

                                   Name:

                                   Title:

                                                                       EXHIBIT A
                                                                       ---------


                      ELECTION TO INCLUDE STOCK IN GROSS
                    INCOME PURSUANT TO SECTION 83(b) OF THE
                             INTERNAL REVENUE CODE


     The undersigned purchased shares of Common Stock, par value $.01 per share (the "Shares"), of Panolam Industries Holdings, Inc. (the "Company") on November
      ------                                               -------
24, 1999 (the "Closing Date").  Under certain circumstances, the Company has the
               ------------
right to cause the undersigned (or the holder of the Shares, if different from the undersigned) to forfeit the Shares should the undersigned cease to be employed by the Company or its subsidiaries. Hence, the Shares are subject to a substantial risk of forfeiture and are non-transferable. The undersigned desires to make an election to have the Shares taxed under the provisions of Internal Revenue Code '83(b) at the time the undersigned purchased the Shares.

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

     Therefore, pursuant to Internal Revenue Code '83(b) and Treasury Regulation
(S)1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Shares (described below), to report as taxable income for calendar year 1999 the excess (if any) of the Shares' fair market value on the Closing Date over the purchase price thereof.

     The following information is supplied in accordance with Treasury Regulation (S)1.83-2(e):

     1.   The name, address and social security number of the undersigned:

     2. A description of the property with respect to which the election is being made: 2,717.5 shares of Panolam Industries Holdings, Inc. Common Stock, par value $.01 per share.

     3. The date on which the property was transferred: November 24, 1999. The taxable year for which such election is made: Calendar year 1999.

     4.   The restrictions to which the property is subject:

     5. The fair market value on the Closing Date of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $1,287.94 per share of Common Stock.

     6.   The amount paid for such property: $1,287.94 per share of Common
Stock.

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

     A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations (S)1.83-2(e)(7).

Dated:

                                     ___________________________________
                                     Robert J. Muller, Jr.

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